Exhibit 99.1

SCBT Financial Corporation Reports Continued Record Earnings in Third Quarter
2005

     COLUMBIA, S.C.--(BUSINESS WIRE)--October 17, 2005--SCBT Financial Corporation (NASDAQ: SCBT), the holding company for South Carolina Bank and Trust and South Carolina Bank and Trust of the Piedmont, reports continued strong momentum in profitability and growth as it posted another record-high earnings result for the three-month period ended September 30, 2005.

     Results of Operations and Financial Results

     Please refer to the accompanying tables for detailed comparative data reflecting results of operations and other financial information.
     Net income for the third quarter of 2005 was $4,395,000 compared with $3,902,000 in the comparable period of 2004, an increase of 12.6% on a GAAP accounting basis. Diluted earnings per share were $0.54 for the quarter, up by more than 12% from $0.48 in 2004. Net income of $12,570,000 for the nine-month period ended September 30, 2005, reflects an 18.7% increase from earnings of $10,592,000 during the same period of 2004. Diluted earnings per share for the current year to date were $1.54, up approximately 19% from $1.30 in the first nine months of 2004. Return on average assets so far this year has been 1.04% (including the assets of New Commerce BanCorp acquired in April), compared to 1.09% for the same period in 2004. Return on average equity in 2005 increased to 13.73% from 12.41% last year. Return on average tangible equity for the three-month and nine-month periods ending September 30, 2005, was 16.35% and 15.42%, as compared to 15.66% and 12.91% for the same periods in 2004.
     "Our earnings and growth momentum continued to progress last quarter," commented Richard C. Mathis, executive vice president and chief financial officer. "Increases in operating revenues are being propelled by the asset and banking accounts growth we have experienced both last year and this year. We are pleased that these results indicate a good balance of profitability and growth, a fundamental tenet of our business model."
     Average earning assets in the third quarter of 2005 were $303,504,000, or 23.8%, higher than the balance in 2004's third quarter. Loans accounted for $263,205,000 of the increase. Higher deposit balances have largely supported the growth, as average deposits in 2005's third quarter increased by $256,940,000, or 23.6%, from the same period in 2004. Total assets at September 30, 2005 were $1,757,390,000, up 26.5% from 12 months ago and 22.3% from December 31, 2004.
Loan originations and new deposit account openings during the latest quarter have continued at favorable levels.
     Total shareholders' equity at quarter end was $127,283,000, increasing 9.0% since the end of the third quarter of 2004. The company continues to maintain a well-capitalized position and ended the quarter with a book value per basic share of $15.77 and a total equity-to-assets ratio of 7.24%. Tangible book value was $13.44 per share and tangible equity to tangible assets was 6.24% at period end.
     Non-taxable equivalent net interest income (before provision for loan losses) was $16,866,000 for the third quarter, up 24.2% from $13,579,000 in the comparable period last year. SCBT's tax-equivalent net interest margin of 4.28% for the quarter decreased by four basis points from the immediately preceding quarter and is only three basis points lower than its level for the third quarter of 2004. While a relatively flat yield curve continues to have some negative impact on net interest margins, the primary contributor to the linked-quarter decline was the issuance of $20 million in trust preferred securities during the third quarter. This issuance provides funding and Tier 1 capital at a 5.92 % pre-tax fixed rate for ten years. This rate should have a beneficial impact on operations and returns in rising interest rate environments. The company continues to have a moderately asset-sensitive position from which it would benefit in a generally rising interest rate environment.
     Non-interest income for the third quarters of 2005 and 2004 was $6,550,000 and $5,208,000 respectively, reflecting a 25.8% increase in 2005. This increase was primarily attributable to higher secondary market mortgage origination fees and higher fees generated from bankcard services. Additionally, service charges on deposit accounts increased 9.2% for the period, while fee income from trust services increased 3.0%. Non-interest expenses were $15,496,000 in the third quarter, up 26.2% from $12,277,000 in the comparable period of 2004. This increase was primarily attributable to increases in mortgage origination and other commissions, employee incentive accruals, and to a lesser degree salary and wage rates. Increases in both non-interest income and non-interest expenses grew at approximately the same rate for the quarter ended September 30, 2005.
     SCBT continues to have favorable asset quality measurements, reflecting its culture of soundness in this area. At September 30, 2005 non-performing loans totaled $4,037,000, representing 0.29% of period-end loans. Other real estate owned amounted to $1,083,000. The allowance for loan losses at $17,908,000 represented 1.30% of total loans net of unearned income. The current allowance provides 4.44 times coverage of nonperforming loans and approximately 7 times coverage of third quarter annualized net charge-offs. Net charge-offs in the quarter totaled $640,000, or an annualized 0.19% of average loans net of unearned income. Net charge-offs for the nine-month period ending September 30, 2005 averaged an annualized 0.10% of loans. The provision for loan losses for the quarter was $1,673,000 compared to $787,000 in the comparable period last year. Both the current provision for loan losses and the balance in the allowance for loan losses reflect amounts that are primarily a function of the strong growth of loans and SCBT's traditionally conservative approach to credit soundness.
     Each of SCBT's operating subsidiaries performed profitably during the quarter. South Carolina Bank and Trust, N.A. produced net income of $4,186,000 and South Carolina Bank and Trust of the Piedmont, N.A. had earnings of $652,000.
     "This has been a gratifying year thus far," stated Richard Mathis, CFO. "In addition to the organic growth and profitability attained, we have integrated New Commerce Bank and Devine Mortgage into our operations. We also look forward to closing the Sun Bancshares acquisition, which is anticipated to occur in the fourth quarter."
     SCBT Financial Corporation is a multi-bank holding company whose principal subsidiaries are South Carolina Bank and Trust, N.A. and South Carolina Bank and Trust of the Piedmont, N.A. Through these banking subsidiaries, SCBT Financial Corporation currently operates 36 financial centers in 12 South Carolina counties. The Company offers a full range of retail and commercial banking services, mortgage lending services, trust and investment services, and consumer finance loans. SCBT Financial Corporation's common stock is traded on the NASDAQ Stock Market under the symbol "SCBT." More information is available at www.SCBandT.com.

     Statements contained in this press release, which are not historical facts, are forward-looking statements. In addition, SCBT through its senior management or directors may from time to time make forward-looking public statements concerning matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgement of SCBT's senior management or directors based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by SCBT with the Securities and Exchange Commission, and forward-looking statements contained in this press release or in other public statements of SCBT or its senior management or directors should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.


                      SCBT Financial Corporation
                              (Unaudited)
             (Dollars in thousands, except per share data)


EARNINGS SUMMARY (non tax equivalent)

                Three months ended          Nine months ended
                  September 30,                September 30,
             ---------------------   %    ---------------------    %
                2005       2004    Change    2005       2004    Change
             ---------- ---------- ------ ---------- ---------- ------
Interest
 income        $24,532    $17,442   40.7%   $66,915    $49,383   35.5%
Interest
 expense         7,667      3,863   98.5%    19,191     10,074   90.5%
             ---------- ----------        ---------------------
Net interest
 income         16,866     13,579   24.2%    47,724     39,310   21.4%
Provision for
 loan losses(1)  1,673        787  112.5%     3,461      3,169    9.2%
Noninterest
 income          6,550      5,208   25.8%    17,618     17,234    2.2%
Noninterest
 expense        15,496     12,277   26.2%    43,319     37,865   14.4%
             ---------- ----------        ---------------------
Earnings
 before
 income taxes    6,246      5,723    9.1%    18,562     15,509   19.7%
Provision for
 income taxes    1,851      1,821    1.6%     5,992      4,917   21.9%
             ---------- ----------        ---------------------
Net earnings    $4,395     $3,902   12.6%   $12,570    $10,592   18.7%
             ========== ==========        =====================

Basic
 earnings per
 share (2)      $0.545     $0.485   12.3%    $1.559     $1.312   18.9%
             ========== ==========        ========== ==========
Basic
 weighted
 average
 shares (2)  8,068,953  8,040,816    0.3% 8,061,824  8,074,435   -0.2%

Diluted
 earnings per
 share (2)      $0.539     $0.481   12.1%    $1.544     $1.299   18.9%
             ========== ==========        ========== ==========
Diluted
 weighted
 average
 shares (2)  8,156,333  8,115,225    0.3% 8,138,803  8,155,105    0.2%

 Cash
  dividends
  declared
  per common
  share         $0.170     $0.162    4.9%     0.510      0.486    4.9%
 Dividend
  payout
  ratio          33.41%     39.00%            35.45%     37.96%



                       AVERAGE for Quarter Ended
 --------------------------------------------------------------------
BALANCE SHEET
 HIGHLIGHTS   Sep. 30,    Jun. 30,   Mar. 31,   Dec. 31,    Sep. 30,
                2005       2005       2005        2004        2004
              ---------- ---------- ----------  ----------  ----------
Mortgage
 loans held
 for sale    $   25,626     16,893     15,199  $   15,637  $   12,304
Total loans
 (1)          1,336,406  1,284,640  1,177,059   1,121,067   1,073,201
Total
 investment
 securities     173,712    174,511    164,933     168,682     170,175
Intangible
 assets          18,426     17,198      4,562       4,602       4,649
Earning
 assets       1,580,224  1,523,823  1,399,811   1,329,842   1,276,720
Total assets  1,705,343  1,646,333  1,498,732   1,421,158   1,368,521
Noninterest
 bearing
 deposits       242,789    232,556    233,651     229,447     214,339
Interest
 bearing
 deposits     1,105,388  1,084,577    987,653     936,017     876,897
Total
 deposits     1,348,176  1,317,133  1,221,303   1,165,464   1,091,236
Fed funds
 purchased &
 repo           125,563    120,252    100,596      80,726      94,349
Other
 borrowings      99,226     77,806     51,916      51,960      62,737
Shareholders'
 equity         125,050    122,323    119,883     117,390     114,592



                               AVERAGE for Nine Months Ended
                               -----------------------------
BALANCE SHEET HIGHLIGHTS            Sep. 30,       Sep. 30,       %
                                      2005           2004      Change
                               --------------- ------------- ---------
Mortgage loans held for sale          $19,278       $13,901      38.7%
Total loans (1)                     1,266,619     1,017,417      24.5%
Total investment securities           171,084       158,136       8.2%
Intangible assets                      13,446         4,446     202.4%
Earning assets                      1,501,947     1,210,321      24.1%
Total assets                        1,617,560     1,298,234      24.6%
Noninterest bearing deposits          236,365       201,000      17.6%
Interest bearing deposits           1,059,637       823,571      28.7%
Total deposits                      1,296,002     1,024,570      26.5%
Fed funds purchased & repo            115,562        93,708      23.3%
Other borrowings                       76,489        60,870      25.7%
Shareholders' equity                  122,438       114,037       7.4%




                            ENDING Balance
            -------------------------------------------------------
BALANCE      Sep. 30,    Jun. 30,    Mar. 31,    Dec. 31,    Sep. 30,
 SHEET        2005        2005        2005        2004        2004
 HIGHLIGHTS ----------  ----------  ----------  ----------  ----------


Mortgage
 loans held
 for sale   $   25,104  $   22,773  $   17,704  $   13,837 $   16,910
Total loans
 (1)         1,372,325   1,319,844   1,195,220   1,153,231  1,096,732
Total
 investment
 securities    177,047     176,562     161,914     165,445    171,793
Intangible
 assets         18,756      18,453       4,543       4,586      4,633
Allowance
 for loan
 losses (1)    (17,908)    (16,875)    (15,085)    (14,470)   (13,837)
Premises and
 equipment      39,062      38,228      33,744      33,667     33,491
Total assets 1,757,390   1,689,699   1,522,083   1,436,977  1,389,829
Noninterest
 bearing
 deposits      246,895     230,689     226,912     224,027    223,273
Interest
 bearing
 deposits    1,118,325   1,093,571   1,019,009     947,286    921,380
Total
 deposits    1,365,220   1,324,260   1,245,921   1,171,313  1,144,653
Fed funds
 purchased &
 repo          159,922     140,510      96,222      89,208     71,214
Other
 borrowings     97,294      94,190      51,903      51,928     51,975
Total
 liabilities 1,630,107   1,565,211   1,401,258   1,318,178  1,273,083
Share-
holders'
 equity        127,283     124,488     120,825     118,798    116,746

Actual #
 shares
 outstanding 8,072,524   8,068,729   8,058,194   8,038,382  8,022,761



                      SCBT Financial Corporation
                              (Unaudited)
             (Dollars in thousands, except per share data)

NONPERFORMING ASSETS
(ENDING balance)
                               Sep.30, Jun.30, Mar.31, Dec.31, Sep.30,
                                2005    2005    2005    2004    2004
                                ------  ------  ------  ------  ------
Nonaccrual loans               $3,451  $3,133  $1,898  $2,429  $3,305
Other real estate owned         1,083   1,319   1,351   1,712   1,459
Accruing loans past due 90 days
 or more                          586   1,199   1,412     840     749
                                ------  ------  ------  ------  ------
    Total nonperforming assets $5,120  $5,651  $4,662  $4,981  $5,513
                                ======  ======  ======  ======  ======

Total nonperforming assets as a
  percentage of total loans and
   OREO (1)                      0.37%   0.43%   0.39%   0.43%   0.50%
                                ======  ======  ======  ======  ======

                                      Quarter Ended
----------------------------------------------------------------------
ALLOWANCE FOR LOAN LOSSES(1)

                          Sep. 30, Jun. 30, Mar. 31, Dec. 31, Sep. 30,
                             2005     2005     2005     2004     2004
                           -------  -------  -------  -------  -------
Balance at beginning of
 period                   $16,875  $15,085  $14,470  $13,837  $13,366
Loans charged off            (734)    (297)    (185)    (620)    (411)
Loan recoveries                94       74       77       90       95
                           -------  -------  -------  -------  -------
    Net (charge-offs)
     recoveries              (640)    (223)    (108)    (530)    (316)
Provision for loan losses   1,673    1,064      723    1,163      787
ALL acquired in merger (3)      -      949        -        -        -
                           -------  -------  -------  -------  -------
Balance at end of period   17,908   16,875   15,085   14,470   13,837
                           =======  =======  =======  =======  =======

Allowance for loan losses
 as a percentage of total
   loans (1)                 1.30%    1.28%    1.26%    1.25%    1.26%
                           =======  =======  =======  =======  =======
Allowance for loan losses
 as a percentage of
 nonperforming loans       443.61%  389.54%  455.70%  442.64%  341.32%
                           =======  =======  =======  =======  =======
Net charge-offs as a
 percentage of
  average loans
   (annualized) (1)          0.19%    0.07%    0.04%    0.19%    0.12%
                           =======  =======  =======  =======  =======
Provision for loan losses
 as a percentage
  of average total loans
   (annualized) (1)          0.50%    0.33%    0.25%    0.41%    0.30%
                           =======  =======  =======  =======  =======


LOAN PORTFOLIO (ENDING balance)(1)

                                Sep. 30,    % of     Sep. 30,   % of
                                  2005      Total      2004     Total
                                ---------- -------  ---------- -------
Commercial                     $  157,618   11.49% $  128,749   11.74%
Consumer                          120,664    8.79%    101,503    9.25%
Real estate:
  Commercial                      553,697   40.35%    406,200   37.03%
  Consumer                        373,113   27.19%    317,043   28.90%
Firstline                         143,077   10.43%    124,046   11.31%
Other loans                        24,192    1.76%     19,470    1.77%
                                ---------- -------  ---------- -------
Total loans (gross) (1)         1,372,361  100.00%  1,097,011  100.00%
Unearned income                       (36)      0        (279)      0
                                ---------- -------  ---------- -------
Total loans (net of unearned
 income) (1)                   $1,372,325  100.00% $1,096,732  100.00%
                                ========== =======  ========== =======

Mortgage loans held for sale   $   25,104          $   16,910



                             Quarter Ended
             -------------------------------------------------------
SELECTED      Sep. 30,    Jun. 30,    Mar. 31,    Dec. 31,    Sep. 30,
 RATIOS         2005        2005        2005        2004        2004
            ----------  ----------  ----------  ----------  ----------

Return on
 average
 assets
 (annualized)    1.02%       1.00%       1.10%       0.96%       1.13%
            ==========  ==========  ==========  ==========  ==========

Return on
 average
 equity
 (annualized)   13.94%      13.46%      13.77%      11.60%      13.55%
            ==========  ==========  ==========  ==========  ==========

Return on
 average
 tangible
 equity
 (annualized)   16.35%      15.66%      14.31%      12.08%      14.12%
            ==========  ==========  ==========  ==========  ==========

Net interest
 margin (tax
 equivalent)     4.28%       4.32%       4.31%       4.24%       4.31%
            ==========  ==========  ==========  ==========  ==========

Efficiency
 ratio (tax
 equivalent)    65.63%      66.11%      65.19%      67.68%      64.52%
            ==========  ==========  ==========  ==========  ==========

End of period
 book value
 per common
 share     $    15.77  $    15.43  $    14.99  $    14.78  $    14.55
            ==========  ==========  ==========  ==========  ==========

End of period
 tangible
 book value
 per common
 share     $    13.44  $    13.14  $    14.43  $    14.21  $    13.97
            ==========  ==========  ==========  ==========  ==========

End of period
 # shares   8,072,524   8,068,729   8,058,194   8,038,382   8,022,761
            ==========  ==========  ==========  ==========  ==========

End of period
 Equity-to-
 Assets          7.24%       7.37%       7.94%       8.27%       8.40%
            ==========  ==========  ==========  ==========  ==========

End of period
 Tangible
 Equity-to-
 Tangible
 Assets          6.24%       6.34%       7.66%       7.97%       8.09%
            ==========  ==========  ==========  ==========  ==========


                                               Nine Months Ended
----------------------------------------------------------------------
SELECTED RATIOS                             30-Sep-2005   30-Sep-2004
                                           ------------- -------------

Return on average assets (annualized)              1.04%         1.09%
                                           ============= =============

Return on average equity (annualized)             13.73%        12.41%
                                           ============= =============

Return on average tangible equity
 (annualized)                                     15.42%        12.91%
                                           ============= =============

Net interest margin (tax equivalent)               4.30%         4.48%
                                           ============= =============

Efficiency ratio (tax equivalent)                 65.66%        66.86%
                                           ============= =============


                      SCBT Financial Corporation
                              (Unaudited)
             (Dollars in thousands, except per share data)

                                  Three Months Ended
               -------------------------------------------------------
YIELD ANALYSIS
                   September 30, 2005           September 30, 2004
               --------------------------- ---------------------------
                                    Yield                       Yield
                 Average            (NON-   Average             (NON-
                 Balance   Interest  TE)    Balance   Interest   TE)
               ----------- -------- ------ ----------- -------- ------

Interest
 Earning
 Assets:
Federal funds
 sold, Reverse
 repo, & Time
 deposits         $44,480      372   3.32%    $21,040       80   1.51%
Investment
 securities
 (taxable)        148,296    1,547   4.14%    137,723    1,343   3.88%
Investment
 securities
 (tax-exempt)      25,416      279   4.36%     32,452      361   4.42%
Mortgage loans
 held for sale     25,626      366   5.66%     12,304      177   5.71%
Loans (1)       1,336,406   21,968   6.52%  1,073,201   15,482   5.74%
               ----------- --------        ----------- --------
Total Interest
 Earning Assets$1,580,224   24,532   6.16% $1,276,720   17,442   5.43%

Noninterest
 Earning
 Assets:
Cash and due
 from banks        57,724                      45,308
Other assets       84,465                      60,035
Allowance for
 loan losses(4)   (17,070)                    (13,543)
               -----------                 -----------
Total
 Noninterest
 Earning Assets   125,120                      91,801

               -----------                 -----------
Total Assets   $1,705,343                  $1,368,521
               ===========                 ===========

Interest
 Bearing
 Liabilities:
Transaction and
 money market
 accounts        $538,207    1,838   1.36%   $402,892      786   0.78%
Savings
 deposits          78,068       89   0.45%     73,973       53   0.28%
Certificates
 and other time
 deposits         489,113    3,570   2.90%    400,032    2,148   2.14%
Federal funds
 purchased &
 Repo.            125,563      824   2.60%     94,349      176   0.74%
Other
 borrowings        99,226    1,347   5.38%     62,737      701   4.44%
               ----------- --------        ----------- --------
Total Interest
 Bearing
 Liabilities   $1,330,176   $7,667   2.29% $1,033,983   $3,863   1.49%

Noninterest
 Bearing
 Liabilities:
Demand deposits   242,789                     214,339
 Other liabilities  7,329                       5,607
Total
 Noninterest
 Bearing
 Liabilities      250,118                     219,946
Shareholders'
 Equity           125,050                     114,592
               -----------                 -----------
Total Non-IBL
 and
 Shareholders'
 Equity           375,168                     334,538

               -----------                 -----------
Total
 Liabilities
 and
 Shareholders'
 Equity        $1,705,343                  $1,368,521
               ===========                 ===========


Net Interest
 Income and
 Margin (NON-
 TAX EQUIV.)               $16,866   4.23%      -0.06  $13,579   4.23%
                           ======== ------             ======== ------
Net Interest
 Margin (TAX
 EQUIVALENT)                         4.28%      -0.09            4.31%
                                    ======                      ======



                               Nine Months Ended
----------------------------------------------------------------------
YIELD ANALYSIS
                   September 30, 2005         September 30, 2004
               --------------------------- ---------------------------
                                     Yield                       Yield
                 Average             (NON-   Average             (NON-
                 Balance   Interest   TE)    Balance   Interest   TE)
               ----------- -------- ------ ----------- -------- ------

Interest
 Earning
 Assets:
Federal funds
 sold, Reverse
 repo, & Time
 deposits         $44,966      977   2.91%    $20,867      201   1.29%
Investment
 securities
 (taxable)        144,138    4,444   4.12%    124,608    3,507   3.76%
Investment
 securities
 (tax-exempt)      26,946      914   4.54%     33,528    1,117   4.45%
Mortgage loans
 held for sale     19,278      810   5.62%     13,901      557   5.35%
Loans           1,266,619   59,769   6.31%  1,017,417   44,001   5.78%
               ----------- --------        ----------- --------
Total Interest
 Earning Assets$1,501,947   66,915   5.96% $1,210,321   49,383   5.45%

Noninterest
 Earning
 Assets:
Cash and due
 from banks        54,847                      42,134
Other assets       76,741                      58,485
Allowance for
 loan losses      (15,975)                    (12,706)
               -----------                 -----------
Total
 Noninterest
 Earning Assets   115,613                      87,913

Total Assets   $1,617,560                  $1,298,234
               ===========                 ===========

Interest
 Bearing
 Liabilities:
Transaction and
 money market
 accounts        $512,669    4,730   1.23%   $366,539    1,495   0.54%
Savings
 deposits          77,162      214   0.37%     71,936      151   0.28%
Certificates
 and other time
 deposits         469,805    9,512   2.71%    385,096    5,943   2.06%
Federal funds
 purchased &
 Repo.            115,562    1,809   2.09%     93,708      430   0.61%
Other
 borrowings        76,489    2,926   5.11%     60,870    2,054   4.51%
               ----------- --------        ----------- --------
Total Interest
 Bearing
 Liabilities   $1,251,688  $19,191   2.05%   $978,149  $10,074   1.38%

Noninterest
 Bearing
 Liabilities:
Demand deposits   236,365                     201,000
    Other
  liabilities       7,069                       5,048
Total
 Noninterest
 Bearing
 Liabilities      243,434                     206,048
Shareholders'
 Equity           122,438                     114,037
               -----------                 -----------
Total Non-IBL
 and
 Shareholders'
 Equity           365,872                     320,085

Total
 Liabilities
 and
 Shareholders'
 Equity        $1,617,560                  $1,298,234
               ===========                 ===========

Net Interest
 Income and
 Margin (NON-
 TAX EQUIV.)               $47,724   4.25%             $39,310   4.34%
                           ======== ------             ======== ------
Net Interest
 Margin (TAX
 EQUIVALENT)                         4.30%                       4.48%
                                    ======                      ======



NON-INTEREST INCOME & EXPENSE

                     Three Months ended        Nine months ended
                          Sep. 30,                  Sep. 30,
                     -----------------   %     -----------------   %
                        2005     2004  Change    2005     2004  Change
                      -------  ------- ------  -------  ------- ------
Noninterest income:
   Service charges on
    deposit accounts $ 3,306  $ 3,027    9.2% $ 9,229  $ 8,780    5.1%
   Secondary market
    mortgage fees      1,552      873   77.7%   3,781    2,831   33.6%
   Trust fees            142      138    3.0%     443      417    6.4%
   Other service
    charges,
    commissions, fees  1,550    1,171   32.4%   4,165    5,206  -20.0%
                      -------  -------         -------  -------
Total noninterest
 income              $ 6,550  $ 5,208   25.8% $17,618  $17,234    2.2%
                      =======  =======         =======  =======
Noninterest expense:
  Salaries and
   employee benefits $ 8,668  $ 6,885   25.9% $25,038  $20,644   21.3%
  Net furniture and
   equipment expense   1,124    1,096    2.5%   3,159    3,294   -4.1%
  Net occupancy
   expense               913      792   15.3%   2,550    2,457    3.8%
  Amortization           148      122   21.3%     408      368   10.8%
  Other                4,643    3,382   37.3%  12,165   11,103    9.6%
                      -------  -------         -------  -------
Total noninterest
 expense             $15,496  $12,277   26.2% $43,319  $37,865   14.4%
                      =======  =======         =======  =======

Notes:
----------------------------------------------------------------------
(1) Loan data excludes mortgage loans held for sale.
(2) Per share data and shares outstanding for per share data calculations have been retroactively adjusted to give effect to a 5% common stock dividend paid to shareholders of record on December 20, 2004.
(3) Allowance for loan losses acquired in purchase of New Commerce BanCorp in April 2005.
(4) Includes allowance for loan losses acquired in purchase of New Commerce BanCorp in April 2005.


    CONTACT: SCBT Financial Corporation
             Richard C. Mathis, CFO, 803-765-4618
             Fax: 803-765-1966